UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 18, 2006

(Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

7900 Xerxes Avenue South, Suite 1800,

Minneapolis, Minnesota 55431

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On October 18, 2006, Michael B. Clauer, Executive Vice President of Apogee Enterprises, Inc. (the “Company”), notified the Company that he will be leaving the Company effective as of December 31, 2006. In the interim, the Company will be transitioning his responsibilities for several Apogee businesses. The Company will conduct a search to fill the position Mr. Clauer is vacating.

Item 7.01 Regulation FD Disclosure.

On October 23, 2006, the Company issued a press release reaffirming its guidance of earnings per share of $0.88 to $0.94 for fiscal 2007. This reaffirms guidance communicated in its September 20, 2006 press release.

A copy of the Company’s press release, dated October 23, 2006, is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by Apogee Enterprises, Inc. dated October 23, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ James S. Porter
James S. Porter Chief Financial Officer

Date: October 23, 2006

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Apogee Enterprises, Inc. dated October 23, 2006.

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